UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 10, 2023
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First Busey Corporation
(Exact name of Registrant as specified in its charter)
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Nevada	0-15950	37-1078406
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave. Champaign, Illinois 61820
(Address of Principal Executive Offices)

(217) 365-4544
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	Nasdaq Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On January 10, 2023, the Board of Directors of First Busey Corporation (the “Company”) declared a quarterly cash dividend of $0.24 per share on the Company’s common stock, which represents a 4.3% increase from the previous quarterly dividend of $0.23 per share. The dividend will be paid on January 27, 2023, to shareholders of record as of January 20, 2023.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Busey Corporation

Date:	January 10, 2023	By:	/s/ Jeffrey D. Jones
Jeffrey D. Jones
Chief Financial Officer